Inventories, net	12 Months Ended
Dec. 31, 2023
Inventories, net
Inventories, net

6.    Inventories, net

Inventories consist of the following:

	As of December 31,
	2022	2023
	US$	US$

Raw materials	44,225	30,620
Work in process	3,237	3,222
Finished goods	4,183	5,177
Low value consumables and spare parts	153	144
Inventories, gross	51,798	39,163
Less: inventory write-downs	(6,418)	(6,298)
Total inventories, net	45,380	32,865

As a result of the net impact of current year provision and sales or uses of inventories with reserve, the inventory write-downs net increased US$1,806 and US$4,067 for the years ended December 31, 2021 and 2022, and the inventory write-downs net decreased US$13 for the year ended December 31, 2023.